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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 8, 2001


                          HILLENBRAND INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)


           INDIANA                    1-6651                 35-1160484
(State or other jurisdiction        (Commission             (IRS Employer
      of incorporation)             File Number)          Identification No.)


             700 STATE ROUTE 46 EAST
               BATESVILLE, INDIANA                            47006-8835
     (Address of principal executive offices)                 (Zip Code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (812) 934-7000


                                 NOT APPLICABLE
                         (Former name or former address,
                         if changed since last report.)



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ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

     (c)   Exhibits.

           99.1    Press release dated October 23, 2001 issued by the Company.


ITEM 8.    CHANGE IN FISCAL YEAR.

     On October 8, 2001, the board of directors of Hillenbrand Industries approved a change in the Company's fiscal year end from the Saturday nearest November 30 each year to September 30, effective in 2002. Form 10-K, to be filed in December 2002, will cover the 10-month transition period of December 2001 through September 2002. This announcement is more fully described in the press release filed as Exhibit 99.1 to this Current Report on Form 8-K. The contents of such Exhibit are incorporated herein by reference.
















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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        HILLENBRAND INDUSTRIES, INC.



DATE:  October 19, 2001                 BY: /S/  Scott K. Sorensen
                                            --------------------------------
                                                 Scott K. Sorensen
                                                 Vice President and
                                                 Chief Financial Officer


DATE:  October 19, 2001                 BY: /S/ James D. Van De Velde
                                            --------------------------------
                                                James D. Van De Velde
                                                Vice President and Controller














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                                  EXHIBIT INDEX


Exhibit Number                     Exhibit Description
--------------                     -------------------

99.1 Press Release dated October 23, 2001 issued by the Company.


















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